UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 19, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398
333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200


Item 9.  Regulation FD Disclosure

On December 19, 2002 Exelon issued a note to its financial community, related to an update on its Sithe Energies investment, which is included as Exhibit 99.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            EXELON CORPORATION
                            EXELON GENERATION COMPANY, LLC

                            /S/ Robert S. Shapard
                            ---------------------------------------
                            Robert S. Shapard
                            Executive Vice President and Chief Financial Officer Exelon Corporation


December 19, 2002